SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) December 17, 2002


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                          JCP MASTER CREDIT CARD TRUST
                          (Issuer of the Certificates)

                         STAR RECEIVABLES FUNDING, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                   0-17270               74-2932856
     (State or other jurisdiction       (Commission           (IRS Employer
           of incorporation)            File Number)        Identification No.)




     1600 Summer Street
     Stamford, Connecticut                                        06927
     (Address of principal executive offices)                   (Zip Code)


     (Registrant's telephone number, including area code):      (203) 357-4416

Item 7.  Financial Statements and Exhibits.
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The following are filed as Exhibits to this Report:


      99.1 Monthly Certificateholders' Statement - Series E for the month ended November, 2002.


















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
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STAR RECEIVABLES FUNDING, INC.

Date: December 17, 2002
                                     /s/ Ricky B.W. Davis
                                     ------------------------------------------
                                     Name: Ricky B.W. Davis
                                     Vice President and Assistant Secretary
















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
                                INDEX TO EXHIBITS

Exhibit
Number              Exhibit
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99.1                Monthly Certificateholders' Statement - Series E for the
                    month ended November 30, 2002.













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